CHICAGO TITLE COMPANY
110 W. Taylor Street, San Jose, California 95110-2131
(408)292-4212    Fax (    )    -

December 16, 1999

Craig Hoxsie, Director of Facilities
Spectrian
350 W. Java Drive
Sunnyvale, California 94089

Property: 165 Gibraltar Court, Sunnyvale, California 94089
Escrow No: 000834187 SEL

Dear Mr. Hoxsie:

In connection with the above referenced escrow, which closed on 12/16/99, we enclose the following:

     Certified copy of closing statements
     Copy package of signed documents

If we can provide any additional information or answer any questions, please call.

Thank you for choosing Chicago Title Company. We know you had a choice. We appreciate your business and look forward to assisting you with your next real estate transaction.

Sincerely,
CHICAGO TITLE COMPANY

/s/ Sharon E. La Fountain

Sharon E. La Fountain
Senior Escrow Officer

                                      COPY

                                BANK OF AMERICA
   Chicago Title         MORTGAGE WAREHOUSE SERVICES SOUTH 5619    82119320
  COMMERCIAL DEPT.               POMONA, CA 91769
110 W. TAYLOR STREET               16-66/1220                      82119320
 SAN JOSE, CA 96110
  (408) 292-4212               ESC:   000834187 - 001

                                        DATE                     AMOUNT
                                      12/16/99              $****624,450.03

PAY  SIX HUNDRED TWENTY-FOUR THOUSAND FOUR HUNDRED FIFTY AND 03/100

                                                            CHICAGO TITLE
                                                         ESCROW TRUST ACCOUNT
                                                          VOID AFTER 90 DAYS
TO     ** Spectrian Corporation **
THE    ** Attn: Craig Hoxsie **              /s/ ????????????????
ORDER  ** 350 W. Java Drive **               -----------------------------------
OF     ** Sunnyvale, CA 94089**              /s/ ????????????????
                                             -----------------------------------

                         82119320 122000661 12357 19960

THE BACK OF THIS DOCUMENT CONTAINS AN ARTIFICIAL WATERMARK - HOLD AT AN ANGLE TO VIEW

THIS REMITTANCE IS FOR ITEMS BELOW. IF NOT CORRECT PLEASE NOTIFY US PROMPTLY. NO
RECEIPT DESIRED.                                                        82119320

CHECK #: 000082119320 ESC #: 000834187-001 ORDER #: 000834187-SEL DATE: 12/16/99
BUYER:   Site One, LLC
SELLER:  Gibraltar Court Associates, LLC
PROPTY:  165 Gibraltar Court
PAYEE:   Spectrian Corporation

Sale Proceeds                                   624,450.03
                                               -----------
CHECK TOTAL                                    $624,450.03

                             SPECTRIAN CORPORATION

                  CERTIFICATE OF INCUMBENCY AND AUTHORIZATION

     I, Garrett A. Garrettson, Chief Executive Officer and President of Spectrian Corporation, a Delaware corporation ("Spectrian"), hereby certify as follows:

     1. Michael Angel is the duly elected and acting Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary of Spectrian.

     2. The resolutions attached hereto as Exhibit A were duly and validly adopted at a meeting of the Board of Directors of Spectrian held December 15, 1999 that was duly noticed and at which a quorum of the members of the Board of Directors was present.

     3. As such, Mr. Angel is duly authorized to make, execute and deliver the agreement on behalf of Spectrian in its capacity as the managing member of Gibraltar Court Associates LLC, a California limited liability company (the "Seller"), for the sale of 165 Gibraltar Court, Sunnyvale, California or any other document delivered in connection with the sale of such property and the closing related thereto was duly elected or appointed, qualified and acting as such officer at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Seller and Spectrian, and the signature of such person appearing on each such document is the genuine signature of such officer.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                           SALE OF 165 GIBRALTAR COURT

     The next item of business was a discussion of the Corporation's sale of the premises located at 165 Gibraltar Court. There was much discussion among the Board and members of the Board asked several questions of management. After discussion, upon motion duly made, seconded and approved by all of the directors, the Board adopted the following resolutions:

RESOLVED: That the officers of the Corporation are hereby authorized, empowered and directed to negotiate the terms of a sale of the premises located at 165 Gibraltar Court (the "Sale") on behalf of Gibraltar Court Associates LLC (the "Seller") and to take such actions as necessary to complete the sale to Site Development Services, Inc., a California corporation (the "Buyer") and to enter into and execute a sales contract with the Buyer on behalf of this Corporation and the Seller.

RESOLVED FURTHER: That the actions of the officers in entering into any agreements, negotiating any contracts or taking any other actions to facilitate the Sale are hereby ratified and approved.

RESOLVED FURTHER: That Michael Angel, Garrett A. Garrettson and any other officer of the Corporation selected by Messrs. Angel and Garrettson are hereby appointed as Attorneys-in-Fact of the Corporation in its capacity as the managing member of the Seller and in its own right to sign any amendment or amendments to the contract to effect the Sale or any other documents required in connection therewith.

     IN WITNESS  WHEREOF,  I have signed this  Certificate  as of December  ___,
1999.

                                        By: /s/ Garrett A. Garrettson
                                           -------------------------------------
                                           Garrett A. Garrettson,
                                           Chief Executive Officer and President


     I, Michael Angel, the Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary of Spectrian, do hereby certify that Garrett A. Garretson is the duly elected, qualified and acting Chief Executive Officer and President of Spectrian and that the signature of Garrett A. Garrettson set forth above is his true and genuine signature.

     IN WITNESS  WHEREOF,  I have executed this  Certificate  as of December __,
1999.

                                        By: /s/ Michael Angel
                                           -------------------------------------
                                           Michael Angel, Executive Vice
                                           President, Finance and
                                           Administration, Chief Financial
                                           Officer and Secretary

[Signature   Page  For   Spectrian   Corporation's   Incumbency   and  Authority
Certificate]

                                    EXHIBIT E

                           LEASE TERMINATION AGREEMENT

     THIS AGREEMENT is dated _________________, 1999, for reference purposes only, and is made between Gibraltar Court Associates, LLC, a California limited liability company ("Landlord"), and Spectrian Corporation, a California corporation ("Tenant"), with reference to the following facts:

          A. Landlord and Tenant entered into a Lease dated February __, 1997 (the "Lease"), in which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises commonly known as 165 Gibraltar Court, Sunnyvale, California (the "Leased Premises").

          B. The parties wish to amend and terminate the Lease as set forth herein so that Tenant can vacate the Leased Premises within the time period provided in this Agreement and so that, following said termination, Landlord and Tenant can be released and discharged from further performance of their respective obligations under the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Termination Date: Paragraph 1.3 of the Lease and Paragraph 1 of the Lease Addendum shall be, and it hereby is, amended to provide that the effective date of the termination of the Lease pursuant to this Agreement shall be December 14, 1999 (the "Termination Date").

     2. Termination of Lease: On the Termination Date, the Leased Premises shall be fully and finally surrendered and the Lease shall be terminated.

     3. Release of Liability:

          A. Conditioned on the performance by Landlord and Tenant of the provisions of this Agreement, and except as set forth in this Paragraph 3 and in Paragraphs 5 and 6 below, on the Termination Date, Landlord and Tenant shall be fully and unconditionally released and discharged from their respective obligations arising from or connected with the Lease; provided, however, that Tenant shall not be released from its obligations under the Lease to indemnify Landlord.

          B. Tenant warrants and represents to Landlord that Tenant has not received any notice from any person of any claim for damages resulting from an occurrence on the Leased Premises during the term of the Lease.

          C. Except for the liability of Tenant pursuant to the terms of the Lease to indemnify Landlord for all claims resulting from events occurring prior to the Termination Date, and as otherwise set forth below, this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature between Tenant and Landlord arising out of or in connection with the Lease, including, without limitation, both known and unknown claims and causes of action arising out of or in connection with the Lease, and shall constitute a mutual release by and between Landlord and Tenant with respect to the Lease.

          D. Each of the parties expressly waives the provisions of California Civil Code Section 1542, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     4. Condition of Leased Premises: On the Termination Date, Tenant shall, unless otherwise agreed by Landlord, surrender possession of the Leased Premises to Landlord in the condition required by and otherwise pursuant to the provisions of the Lease.

     5. Final Computation of Additional Rent: As soon as reasonably practicable following the Termination Date, Landlord shall furnish to Tenant a statement setting forth in reasonable detail any unpaid Additional Rent due for any period preceding the Termination Date. Landlord shall thereupon determine the amount due from Tenant to Landlord, or from Landlord to Tenant, as the case may be, and any such payment from one party to the other shall be made within ten (10) days after delivery by Landlord to Tenant of said statement, such that Landlord shall receive the entire amount of Tenant's Additional Rent for such period and no more.

     6. Representation of the Parties: Each party hereto represents that it has not made any assignment, sublease, transfer, conveyance or other disposition of the Lease, or its interest in the Lease, or any claim, demand, obligation, liability, action or cause of action arising from the Lease.

     7. Voluntary Agreement: The parties hereto have read this Agreement and the mutual releases contained in it and, on advice of counsel, they have freely and voluntarily entered into this Agreement.

     8. Attorneys' Fees: If either party commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit.

     9. Successors: This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties on the dates set forth below opposite their respective signatures.

                                        TENANT:

Dated: December 15, 1999                Spectrian Corporation
                                        a California corporation

                                        By: /s/ Garrett A. Garrettson
                                           -------------------------------------
                                           Its: President & CEO


                                        By: /s/ Michael Angel
                                           -------------------------------------
                                           Its: Exec. VP & CFO


                                        LANDLORD:

Dated: December 15, 1999                Gibraltar Court Associates, LLC
                                        A California limited liability company

                                        By: /s/ ????????????
                                           -------------------------------------
                                           President, Green Valley Corporation
                                           Its: Partner

                              CHICAGO TITLE COMPANY

                ESTIMATED SELLER'S SETTLEMENT STATEMENT                 PAGE: 01

ESCROW NUMBER: 02970-000834187-001  ORDER NUMBER: 02970-000834187

CLOSING DATE: 12/15/99     CLOSER: Sharon LaFountain

BUYER: Site One, LLC

SELLER: Gibraltar Court Associates, LLC

PROPERTY: 165 Gibraltar Court, Sunnyvale, California 94089

                                               CHARGE SELLER     CREDIT SELLER
                                               -------------     -------------
Sales Price                                     $               $ 3,700,000.00

Loan Payoff to Fremont Investments & Loans       2,773,165.88
  Forwarding Fee                                        10.00
  Recon/Release Fee                                     65.00
  Statement Fee                                         60.00
  Interest to 12/17/99                              12,016.83

Prorations And Adjustments
  County Taxes from 12/15/99 to 01/01/00                              1,328.81
  Total amount $14,949.10 for 180 days

Total commission $222,000.00
  Wayne Mascia Associates 222,000.00
  Commission paid at Settlement                    222,000.00

Settlement or Closing Fee To
  Chicago Title Company                              1,250.00
Title Insurance To Chicago Title Company             5,896.00
Courier and Delivery Fees                               75.00
Recording Fees                                         100.00
City/County Tax/Stamps                               4,070.00

Secretary of State LLC Docs to Cal
  Title-Search, Inc.                                    48.00

Funds Due To Seller At Closing                     682,572.10
                                                -------------   --------------
TOTALS                                          $3,701,328.81   $ 3,701,328.81
                                                =============   ==============

       682,572.10

       (58,018.63)         8.5%             Gibraltar Court Assoc.
------------------
      $624,553.47          Net              Spectrian Corp.

                             CHICAGO TITLE COMPANY
                          SELLER'S SETTLEMENT STATEMENT                 PAGE: 01

ESCROW NUMBER: 02970-000834187-001  ORDER NUMBER: 02970-000834187

CLOSING DATE: 12/15/99     CLOSER: Sharon LaFountain

BUYER: Site One, LLC

SELLER: Gibraltar Court Associates, LLC

PROPERTY: 165 Gibraltar Court, Sunnyvale, California 94089

                                               CHARGE SELLER     CREDIT SELLER
                                               -------------     -------------
Sales Price                                     $               $ 3,700,000.00

Loan Payoff to Fremont Investments & Loans       2,773,165.88
  Forwarding Fee                                        10.00
  Recon/Release Fee                                     65.00
  Statement Fee                                         60.00
  Interest to 12/17/99                              12,016.83

Prorations And Adjustments
  County Taxes from 12/15/99 to 01/01/00                              1,328.81
  Total amount $14,949.10 for 180 days

Total commission $222,000.00
  Wayne Mascia Associates 222,000.00
  Commission paid at Settlement                    222,000.00

Settlement or Closing Fee To
  Chicago Title Company                              1,250.00
Notary Fees to Notary Public                            60.00
Title Insurance To Chicago Title Company             5,896.00
Courier and Delivery Fees                               75.00
Recording Fees                                          70.00
City/County Tax/Stamps                               4,070.00

Secretary of State LLC Docs to Cal
  Title-Search, Inc.                                    48.00
Funds Due To Seller At Closing                     682,459.05
                                                -------------   --------------
TOTALS                                          $3,701,245.76   $ 3,701,245.76
                                                =============   ==============

                                                  CERTIFIED TO BE A TRUE
                                                       ???????  COPY

                                                  By:  /s/  ?????????
                                                       -----------------
                                                       CHICAGO TITLE CO.

                             CHICAGO TITLE COMPANY
                       ESTIMATED SELLER'S SETTLEMENT STATEMENT          PAGE: 01

ESCROW NUMBER: 02970-000834187-001  ORDER NUMBER: 02970-000834187

CLOSING DATE: 12/15/99     CLOSER: Sharon LaFountain

BUYER: Site One, LLC

SELLER: Gibraltar Court Associates, LLC

PROPERTY: 165 Gibraltar Court, Sunnyvale, California 94089

                                               CHARGE SELLER     CREDIT SELLER
                                               -------------     -------------
Sales Price                                     $               $ 3,700,000.00

Loan Payoff to Fremont Investments & Loans       2,773,165.88
  Forwarding Fee                                        10.00
  Recon/Release Fee                                     65.00
  Statement Fee                                         60.00
  Interest to 12/17/99                              12,016.83

Prorations And Adjustments
  County Taxes from 12/15/99 to 01/01/00                              1,328.81
  Total amount $14,949.10 for 180 days

Total commission $222,000.00
  Wayne Mascia Associates 222,000.00
  Commission paid at Settlement                    222,000.00

Settlement or Closing Fee To
  Chicago Title Company                              1,250.00
Title Insurance To Chicago Title Company             5,896.00
Courier and Delivery Fees                               75.00
Recording Fees                                         100.00
City/County Tax/Stamps                               4,070.00

Secretary of State LLC Docs to Cal
  Title-Search, Inc.                                    48.00

Funds Due To Seller At Closing                     682,572.10*
                                                -------------   --------------
TOTALS                                          $3,701,328.81   $ 3,701,328.81
                                                =============   ==============

* 8.5% to Gibraltar Court Assoc.
Balance to Spectrian Corp. (net)                  /s/ Michael Angel
                                                  /s/ ?????????????

                               ESCROW INSTRUCTIONS

TO: CHICAGO TITLE COMPANY, licensed by the California Department of Insurance

110 W. Taylor Street, San Jose, California 95110-2131
(408) 292-4212             Fax(408) 282-1404

Escrow No. 834187-SEL  Escrow Officer Sharon LaFountain   Date December 13, 1999

On or before the TIME LIMIT DATE of December 17, 1999

Gibraltar Court Associates, LLC, Seller(s), herein will hand you a Grant Deed conveying the property described herein to vestee named below.

Site One, LLC, Buyer(s) herein hands you herewith:

deposit in the amount of                                          $   300,000.00

and will hand you prior to date of close of escrow                $ 3,400,000.00

TO COMPLETE A TOTAL PURCHASE PRICE OF                            *$ 3,700,000.00

*together with fees and charges as set forth in the attached estimated settlement statement.

which you are instructed to use when you can obtain a(n) ALTA Owners policy, and any policy required by Buyer's Lender, which policies of title insurance will contain the insuring clauses, exceptions, exclusions, provisions and stipulations customarily contained in the printed provisions of such form with liability not less than $ 3,700,000.00 describing the land in the City of Sunnyvale, County of SANTA CLARA, State of California, described as:

All that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, being more particularly described as follows:

All of Parcel 4, as said Parcel is shown upon that certain Map entitled, "Parcel Map, Being a Resubdivision of Parcel A-2...in Book 345 of Maps at Page 18", which map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on October 17, 1974 in Book 347 of Maps at Page 31.

commonly known as: 165 Gibraltar Court, Sunnyvale, California 94089 showing the fee title

in said land vested in: Site One, LLC, A California Limited Liability Company

SUBJECT To

1. Second Installment of Taxes for the fiscal year 1999/2000, a lien, payable but not yet due.

2. The Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California.

                                    (Page 1)

TO: CHICAGO TITLE COMPANY                                Escrow No.: 834187-SEL
                                                         Date: December 13, 1999

3. Covenants, conditions, restrictions, rights of way, easements and reservations of record, if any, specifically, items no. 2-5, easement to record, 9 of the Preliminary Report 000834187, issued by Chicago Title Company, dated as of 11/22/99.

PRORATE as of the close of escrow the following: taxes

BUYER agrees to pay fees and charges as per the attached estimated settlement statement.

SELLER   agrees  to  pay  fees  and  charges  as  per  the  attached   estimated
settlementstatement.

SUPPLEMENTAL TAXES

We understand that the current taxes may be increased pursuant to a revaluation by the assessor's office as follows:

Escrow holder shall not be concerned with, or liable for payment, adjustment or proration of, Supplemental Taxes assessed pursuant to Chapter 498, Statutes of 1983, State of California, unless specifically reflected on the Tax Assessor's rolls. All assessments not shown on the tax rolls are to be adjusted outside of escrow. The title policy will contain an exception for the lien of any assessment of Supplemental Taxes assessed pursuant to Chapter 498, Statutes of 1983.

UNLESS SAID SUPPLEMENTAL TAXES ARE SPECIFICALLY REFLECTED ON THE TAX ASSESSOR'S ROLLS, CHICAGO TITLE COMPANY SHALL NOT BE LIABLE OR RESPONSIBLE FOR THE PAYMENT, ADJUSTMENT OR PRORATION OF THESE SUPPLEMENTAL TAXES, AS THEY ARE TO BE HANDLED OUTSIDE OF ESCROW BY THE PARTIES AS THEY MAY DEEM NECESSARY.

PRELIMINARY CHANGE OF OWNERSHIP FORM:

Buyer will hand you before close of escrow a completed "Preliminary Change of Ownership Form" which you are instructed to file, accompanied by the deed, with the County Recorder. It is understood that escrow holder, by statutory requirement, may not complete this form. In the event you have not received a completed form at least one day prior to close of escrow, you are instructed to proceed with the close of escrow and pay from funds deposited by buyer $20.00 to the Recorder in lieu of providing said form for filing.

VESTING:

You are hereby authorized and instructed to complete the buyer's vesting on the deed handed you by the seller in accordance with the buyer's instructions, notwithstanding the fact that said document has already been signed by the sellers.

                                    (Page 2)

TO: CHICAGO TITLE COMPANY                                Escrow No.: 834187-SEL
                                                         Date: December 13, 1999

FIRE/HAZARD INSURANCE:

Any insurance coverage will be handled outside of escrow between the principals, and you are not to be concerned therewith.

Sellers address after close:

Street Address:
               -----------------------------------------
City/State/Zip :
                ----------------------------------------

REFUNDS/PROCEEDS:

Seller's proceeds shall be handled as follows:

[ ] Call for pick up  (   )___-____

[ ] C/O my Real Estate Agent.

[ ] Mailed to our forwarding address.

[ ] Wired to my account.
    (IF FUNDS ARE TO BE WIRED, THE ATTACHED EXHIBIT "A" MUST BE COMPLETED).

[X] Other: Del. A. Spectrian
          ----------------------------------------------------------------------

                                    (Page 3)

                               GENERAL PROVISIONS

TO: CHICAGO TITLE COMPANY                                Escrow No.: 834187-SEL
                                                         Date: December 13, 1999

1. Time is of the essence of these instructions. If this escrow is not in a condition to close by the TIME LIMIT DATE as provided for herein and written demand for cancellation is received by you from any principal to this escrow after said date, you shall act in accordance with paragraph 7 of the General Provisions. If no conflicting instruction or demand for cancellation is made, you will proceed to close this escrow when the principals have complied with the escrow instructions. In the event one or more of the General Provisions are held to be invalid, those remaining will continue to be operative. Any amendments of or supplements to any instructions affecting escrow must be in writing. You are authorized to order demands for, and pay at the close of escrow any encumbrances of record necessary to place title in the condition called for without further authorization. You are further authorized, prior to the close of escrow, to pay from funds on deposit any fees necessary to obtain any demand and/or report as may be required in this escrow and at the close of escrow charge the parties as appropriate. The principals will hand you any funds and instruments required from each respectively to complete this escrow. Interest on any new financing may begin to accrue on the date loan funds/proceeds are disbursed by the new lender, and borrower agrees to pay same in accordance with lender's instructions.

2. You are instructed to deliver and/or record all documents and disburse all funds when you can comply with these instructions and issue any title insurance policy as called for herein. These instructions, together with any amendments and/or supplements, may be executed in counterparts and together shall constitute one and the same document. If these instructions relate to a sale, and if there is no other written agreement between the parties pertaining thereto, buyer agrees to buy and seller agrees to sell upon the terms and conditions hereof. All documents, balances and statements due the undersigned are to be mailed to the respective addresses shown herein, unless otherwise directed. In the event that any party to this escrow utilizes facsimile transmitted signed documents, all parties hereby agree to accept and hereby instruct the escrow holder to rely upon such documents as if they bore original signatures. Buyer and seller further acknowledge that any documents to be recorded bearing non original (facsimile) signatures will not be accepted for recording by the county recorder.

3. The phrase "close of escrow" (or COE) as used in this escrow means the date on which documents are recorded, unless otherwise-specified.

4. Assume a 30 day month in any proration herein provided, and unless otherwise instructed, you are to use the information contained in the latest available tax statement, including any supplemental taxes of record, rental statement as provided by seller and beneficiary's or association statements delivered into escrow for proration purposes.

5. Upon close of escrow you are instructed to charge our respective accounts the costs attributable to each, including but not limited to costs as provided for herein and/or in accordance with our respective estimated statements attached hereto and made a part hereof.

6. Recordation of any instruments delivered through this escrow, if necessary or proper for the issuance of the policy of title insurance called for, is authorized. No examination or insurance as to the amount or payment of personal property taxes is required unless specifically requested.

7. If demand to cancel is submitted after the Time Limit Date, any principal so requesting you to cancel this escrow shall file notice of demand to cancel in your office in writing. You shall within three (3) working days thereafter mail by certified mail one copy of such notice to each of the other principals at the address stated in this escrow. Unless written objection thereto is filed in your office by a principal within fifteen
     (15) calendar days after the date of such mailing, you are instructed to cancel this escrow. If this is a sale escrow, you may return the lender's papers and/or funds upon lender's demand.

8. In the event that this escrow is canceled, any fees or charges due Chicago Title Company including cancellation fees and any expenditures incurred or authorized shall be paid from funds on deposit unless otherwise specifically agreed to or determined by a court of competent jurisdiction. Upon payment thereof, return documents and monies to the respective parties depositing same, or as ordered by the court, and void any executed instruments.

9. If there is no written activity by a principal to this escrow within any six-month period after the Time Limit Date set forth herein, Chicago Title Company may, at its option, terminate its agency obligation and cancel this escrow, returning all documents, monies or other items held, to the respective parties entitled thereto, less any fees and charges as provided herein.

10. If, for any reason, funds are retained or remain in escrow after the closing date, you may deduct therefrom a reasonable charge as custodian, of not less than $25.00 per month, unless otherwise specified.

                                   (Continued)

                               GENERAL PROVISIONS
                                   (Continued)

TO: CHICAGO TITLE COMPANY                                Escrow No.: 834187-SEL
                                                         Date: December 13, 1999

11. In the event that you should receive or become aware of conflicting demands or claims with respect to this escrow, or the rights of any of the parties hereto, or any money or property deposited herein, you shall have the absolute right at your option to discontinue any or all further acts until such conflict is resolved to your satisfaction.

12. In the event that any Offer to Purchase, Deposit Receipt, or any other form of Purchase Agreement is deposited in this escrow, you, as escrow holder, are not to be concerned with the terms of such document and are relieved of all responsibility in connection therewith. The foregoing is not applicable in any transaction in which Chicago Title has specifically agreed to accept an Offer to Purchase, Deposit Receipt or other form of Purchase Agreement as escrow instructions. In any event, you are not to be concerned or liable for items designated as "memoranda" in these escrow instructions nor with any other agreement or contract between the parties.

13. The parties hereto, by execution of these instructions acknowledge that the escrow holder assumes no responsibility or liability whatsoever for the supervision of any act or the performance of any condition which is a condition subsequent to the closing of this escrow.

14. In the absence of instructions to the contrary, you are hereby authorized to utilize wire services, overnight, next day, or other expedited delivery services (as opposed to the regular U.S. Mail) and to charge the respective party's account accordingly.

15. Concerning any real property involved in this transaction you are released from and shall have no liability, obligation or responsibility with respect to (a) withholding of funds pursuant to Section 1445 of the Internal Revenue Code of 1986 as amended, and to Sections 18662 and 18668 of the California Revenue and Taxation Code, (b) advising the parties as to the requirements of said Section 1445, (c) determining whether the transferor is a foreign person or a non-resident under such Section, nor (d) obtaining a non foreign affidavit or other exemption from withholding under said Sections nor otherwise making any inquiry concerning compliance with such Sections by any party to the transaction.

16. If you pay a demand to pay in full a revolving line of credit or equityline loan, you are hereby instructed on my behalf and for my benefit, to request that the lender issuing said demand cancel said revolving line or equityline of credit.

17. You are authorized to furnish to any affiliate of Chicago Title Company, any attorney, broker or lender identified with this transaction or any one acting on behalf of such lender any information, instructions, amendments, statements, or notices of cancellation given in connection with this escrow. If any check submitted to escrow is dishonored when presented for payment, you are authorized to notify all principals and/or their respective agents of such non payment.

18. All notices, change of instructions, communications and documents are to be delivered in writing to the office of Chicago Title Company, as set forth herein.

19. All funds received in this escrow shall be deposited with other escrow funds in one or more non-interest bearing demand accounts of Chicago Title Company in any state or federal bank or any state or federal savings and loan association ("the depository institutions") and may be transferred to any other such accounts.

     The parties to this escrow acknowledge that while these accounts do not bear interest, because of these and other banking relationships with the depository institutions, Chicago Title Company and its affiliates may receive from some of the depository institutions an array of banking services, accommodations or other benefits. Chicago Title Company and its affiliates also may elect to enter into other business transactions with or obtain loans for investment or other purposes from some of the depository institutions. All of such services, accommodations and other benefits shall accrue, directly or indirectly, to Chicago Title Company and its affiliates and they shall have no obligation to account to the parties to this escrow for the value of such services, accommodations or other benefits. A11 disbursements shall be made by Chicago Title Company check, unless otherwise instructed.

     Chicago Title Company shall not be responsible for any delay in closing if funds received by escrow are not available for immediate withdrawal. Chicago Title Company may, at its option, require concurrent instructions from all principals prior to release of any funds on deposit in this escrow.

20.  You  are  authorized  to  destroy  or  otherwise  dispose  of any  and  all documents, papers, instructions, correspondence and other material pertaining to this escrow at the expiration of six (6) years from the close of escrow or cancellation thereof, without liability and without further notice.

                                   (Continued)

                               GENERAL PROVISIONS
                                   (Continued)

TO: CHICAGO TITLE COMPANY                                Escrow No.: 834187-SEL
                                                         Date: December 13, 1999

                                IMPORTANT NOTICE

Except for wire transfers, funds remitted to this escrow are subject to availability requirements imposed by Section 1243.1 of the California Insurance Code. CASHIER'S, CERTIFIED or TELLER'S checks, payable to CHICAGO TITLE COMPANY are generally available for disbursement on the next business day following the date of deposit.

Other forms of payment may cause extended delays in the closing of your transaction pursuant to the requirements imposed by State Law,

               (Wire transfer information available upon request)

ALL PARTIES TO THIS ESCROW ACKNOWLEDGE THAT CHICAGO TITLE COMPANY DOES NOT PROVIDE LEGAL ADVICE NOR HAS IT MADE ANY INVESTIGATION, REPRESENTATIONS OR ASSURANCES WHATSOEVER REGARDING THE LEGAL ASPECTS OR COMPLIANCE OF THIS TRANSACTION WITH ANY TAX, SECURITIES 0R ANY OTHER STATE OR FEDERAL LAWS. IT IS RECOMMENDED THAT THE PARTIES OBTAIN INDEPENDENT LEGAL COUNSEL AS TO SUCH MATTERS.

THE FOREGOING ESCROW INSTRUCTIONS AND GENERAL PROVISIONS HAVE BEEN READ AND ARE UNDERSTOOD AND AGREED TO BY EACH OF THE UNDERSIGNED.

GIBRALTAR COURT ASSOCIATES, LLC         Site One, LLC
A California Limited Liability
  Company

BY: Green Valley Corporation,           By: /s/  ???????????            12/13/99
    a California corporation               -------------------------------------
                                        Its: Manager
                                            ------------------------------------
By: /s/ ?????????????
   -------------------------------------
Its: President
    ------------------------------------

BY: Spectrian Corporation
    a California Corporation


By: /s/ Michael Angel
   -------------------------------------
Its: EVP & CFO
    ------------------------------------



Current Address:                        Current Address:

7O1 No. First Street                    1608 Club View Drive
San Jose, California 95112              Bakersfield, California 93309-0146





Telephone:                              Telephone:
          --------------------------              --------------------------

                              REAL ESTATE REPORTING
                                  SOLICITATION

Date: November 2, 1999                               Escrow/Order No. 834187-SEL

You are required by law to furnish your correct taxpayer identification number, and other information to the "Settlement Agent" as defined in Section 604(e) of the Internal Revenue Code, for purposes of 1099S information reporting on real estate transactions. Accordingly, information regarding this transaction will be sent to the Internal Revenue Service and State Franchise Tax Board. Failure to provide the settlement agent, Chicago Title Company, with your correct taxpayer identification number could result in civil or criminal penalties as imposed by law. Should you have any questions regarding the information reporting requirements of this section, you are advised to consult with your attorney, tax advisor or the Internal Revenue Service.

SELLER'S NAME: (enter surname first)

(1) Gibraltar Court Associates, LLC

(2)

SELLER'S ADDRESS AFTER CLOSE:

(3) 711 N. First Street
(4) City:  San Jose
(5) State: CA                (6) Zip: 95110

TAXPAYER IDENTIFICATION NUMBER: (for the name shown at line (1) above)

Employer Identification Number: (7) 77-0452166

-OR-

Social Security Number: (8) ___/__/____

                       ALLOCATION FOR MULTIPLE TRANSFERORS

If you are ONE of multiple transferors/sellers in this transaction, you can choose to allocate your individual share of "Gross Proceeds" for 1099S reporting. (i.e. 50% share or interest) Transferors who are husband and wife at the time of closing, may be treated as a single transferor. Complete one of the following selections:

For 10995 reporting purposes, the allocation to be used on my behalf in this transaction is:

     (a)_________________% share of the total gross proceeds

                                      -OR-

     (b) The amount of $________________________________.

NOTE: If, at the closing, there is an unresolved conflict of the allocation between multiple transferors or the combined allocations do not total 100% of the reportable gross proceeds, the settlement a agent must report the ENTIRE gross proceeds for EACH transferor on each return of information required to be filed. No subsequent corrections or amended 1099S forms will be issued to the transferors under these conditions.

                                  CERTIFICATION

Under penalties of perjury, I/we certify that the number shown on this form is my correct taxpayer identification number. Gibraltar Court Associates, LLC, A California Limited Liability Company

BY :/s/  ????????????                             Date 12/15/99
BY: /s/ Michael Angel                             Date 12/15/99

CHICAGO TITLE COMPANY
110 W. Taylor Street, San Jose, California 95110-2131
(408) 292-4212       Fax (408) 282-1404

                       CERTIFICATION OF NON-FOREIGN STATUS
                            BY INDIVIDUAL TRANSFEROR
                                    (S 1445)

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest,

I/WE Gibraltar Court Associates, LLC

hereby certify the following:

     1. The real property interest being transferred by me consists of an interest in the real property commonly known as:
                              165 Gibraltar Court
                              Sunnyvale, California 94089

     2.   I am not a nonresident alien for purposes of U.S. income taxation.

     3. My U.S. tax payer identification number (Social Security Number) is: 77-0452166

     4.   My home address is:  711 N. First St.
                               San Jose, CA 95110

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

UNDER PENALTIES OF PERJURY I DECLARE THAT I HAVE EXAMINED THIS CERTIFICATION AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT 1S TRUE, CORRECT, AND COMPLETE.

Dated: 12/15/99

GIBRALTAR COURT ASSOCIATES, LLC a California limited liability corporation

By: Green Valley Corporation, a California corporation

By: /s/ ????????????????
Its: President

By: Spectrian Corporation, a California corporation

By: /s/ Michael Angel
Its: EVP & CFO


NOTE:   For  further   information   furnished   concerning  the  form  of  this
certification, see Temp. Reg 1.1445-T(b), (2).

YEAR      ORDER NO. 834187 - LM                                  CALIFORNIA FORM
          Withholding Exemption Certificate for                      590-RE
          Real Estate Sales (For use by sellers of California real estate)

File this form with your withholding agent or buyer.    Withholding agent's name

Seller's name

Gibraltar Court Associates LLC

Seller's address (number and street)

711 N. First St.

City                                 State                             Zip code

SJ                                                                      95110

Read the following carefully and check the box that applies to the seller:

[ ] Certificate of Residency - Individuals:

     I am a resident of California and I reside at the address shown above. See Page 2 for the definition of a resident.

[ ] Certificate of Principal Residence - Individuals:

     The California real property located at _______________________ qualifies as my principal residence within the meaning of the California Revenue and Taxation Code Section 17152. See Page 2 for the definition of a principal residence.

[ ] Corporations:

     The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California. See Page 2 for the definition of permanent place of business.

[ ] Partnerships:

     The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners as required. Get FTB Publication 1017, Nonresident Withholding - Partnership Guidelines for more information.

[X] Limited Liability Companies (LLCs):

     The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a California return to report the sale and will withhold on foreign and domestic nonresident members as required. Get FTB Publication 1017, Nonresident Withholding - Partnership Guidelines, for more information.

[ ] Tax-Exempt Entities and Nonprofit Organizations:

     The above-named entity is exempt from tax under, California or federal law.

[ ] Irrevocable Trusts:

     At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary return reporting the sale and will withhold when distributing California source income to nonresident beneficiaries.

[ ] Certificate of Residency of Deceased Person - Estates:

     I am the executor of the above-named person's estate.. The decendent was a California resident at the time of death. The estate will file a California fiduciary return reporting the sale and will withhold when distributing California source income to nonresident beneficiaries.

[ ] Bank:
     The above-named entity is a bank or a bank acting as a fiduciary for a trust.

CERTIFICATE: Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

Seller's name and title (type or print)
                                       -----------------------------------------

Seller's [ ] Social security number [ ] California corporation number or [ ] FEIN

     770452166

(NOTE:   Failure  to  provide  your  identification   number  will  render  this
certificate void.)

Seller's signature   /s/ Michael Angel                             Date 12/15/99
                  -------------------------------------------------

For Privacy Act Notice, see form FTB 1131 (Individuals only).

FREMONT
INVESTMENT & LOAN

December 8, 1999

Sharon LaFountain                               Loan Number: 950113054
Chicago Title Company                           Account Name: Gibraltar Court
110 West Taylor Street                          Escrow Number: 834187-SEL
San Jose CA 95110                               Order Number: None Given

                                     DEMAND

In accordance with your request, please consider this letter to represent a formal summary of the amount for payment in full on the referenced loan:

Original Loan Amount                                           $3,200,000.00
Principal Balance                                               2,773,165.88
Daily Interest                                                        706.87
Interest owed if payoff received by 5 p.m. on 12/17/1999           12,016.83
Prepayment Penalty                                                      0.00
Demand Foe                                                             60.00
Forwarding Fee                                                         65.00
Other Fees                                                             10.00
         Fax Fee:

Please note that Fremont Investment & Loan will be closed on December 24, 27, 31 and January 3 for company holidays.

This demand is valid through 12/30/99 only. Please request an updated demand from our office after this date.

Please add interest at the daily rate from the "Interest Owed" dated above to the date we receive the funds in our office. If the loan is impounded, the impound funds will be refunded directly to the borrower after the payoff is received.

Payments on this loan are due on the first of the month, and the borrower is responsible to keep payments current until the payoff is completed and funds are received in our office, A late fee may accrue after the tenth of each month. Any fees that may accrue that are not reflected on this demand are the responsibility of the borrower and must be paid or the payoff will not be honored.

Please note that figures will not be verified over the telephone. An updated demand may be requested by faxing a request to (714) 283-6799.

Please forward your payoff check directly to this office. Wire instructions follow this demand for your reference. Upon receipt of the funds, we will forward our Full Reconveyance to release our Note and Deed of Trust.

Sincerely,

/s/ Kimberly A. Banks
Kimberly A. Banks
Senior Customer Service Representative
Commercial Loan Service Department

COMMERCIAL LOAN SERVICE CENTER 175 N. Riverview Drive P.O. Box 08051 ANAHEIM, CA 92817-0851

                   Member FDIC Serving our members since 1937

TO:      Chicago Title Company
         110 W. Taylor Street
         San Jose, California 95110-2131

ATTN:    Sharon E. La Fountain
RE:      Escrow No. 000834187

I/We hand you herewith an executed Utility Easement Agreement which you are hereby authorized and instructed to record in the office of the Recorder of the County of Santa Clara, concurrently with, and prior to, the recording of the Grant Deed from Gibraltar Court Associates, LLC and Site One, LLC for the following described real property:

All that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, being more particularly described as follows:

All of Parcel 4, as said Parcel is shown upon that certain Map entitled, "Parcel Map, Being a Resubdivision of Parcel A-2...in Book 345 of Maps at Page 18", which map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on October 17, 1974 in Book 347 of Maps at Page 31.

GIBRALTAR COURT ASSOCIATES, LLC
a California limited liability company

BY: Green Valley Corporation
    a California corporation

BY:  /s/ ????????????????
Its: President


BY:  Spectrian Corporation
     a California corporation

BY: /s/ Michael Angel
Its: Exec VP & CFO

SITE ONE, LLC

BY: /s/ ?????????????????
Its: Manager